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                                                                    EXHIBIT 99.4
                                  ASSIGNMENT
                                  ----------

     FOR VALUE RECEIVED, SAHI PARTNERS hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-001) with respect to the number of shares of the Class A Shares covered thereby set forth below, unto:

        Names of Assignee                Address              No. of Shares
---------------------------------  ---------------------  ---------------------
Starwood Mezzanine Investors, L.P.  Three Pickwick Plaza     5,000,000
                                    Suite 250
                                    Greenwich, CT  06830



Dated as of: March 15, 1996          Signature:  /s/ MADISON F. GROSE
                                                 -------------------------------


                                     Address:    Three Pickwick Plaza
                                                 Suite 250
                                                 Greenwich, CT  06830





                         ACKNOWLEDGEMENT OF ASSIGNMENT
                         -----------------------------

     Angeles Participating Mortgage Trust hereby acknowledges and consents to the foregoing assignment of the Warrant by SAHI Partners to Starwood Mezzanine Investors, L.P. and acknowledges that the assignment has been effected in accordance with Section 6 of the Class A Share Purchase Warrant.


                                     ANGELES PARTICIPATING MORTGAGE TRUST


                                         /s/ RONALD J. CONSIGLIO
                                         ------------------------------
                                     By: Ronald J. Consiglio, President